EXHIBIT 99.1

                             Joint Filer Information
                             -----------------------

Name and Address of Reporting Person:      Providence Equity Partners V L.P.
                                           c/o Providence Equity Partners Inc.
                                           50 Kennedy Plaza, 18th Floor
                                           Providence, Rhode Island, 02903

Issuer Name and Ticker or Trading Symbol:  Education Management Corporation
                                           (EDMC)

Relationship of Joint Filer to Issuer:     10% Owner

Date of Event Requiring Statement:         10/1/2009

Designated Filer:                          Providence Equity Partners V L.L.C.




PROVIDENCE EQUITY PARTNERS V L.P.

By: Providence Equity GP V L.P., its sole general partner

By: Providence Equity Partners V L.L.C., its sole general partner

/s/ Paul Salem
----------------------------------------------        --------------------------
Name: Paul Salem                                           Date: 10/1/2009
Title: Class A Member

Name and Address of Reporting Person:      Providence Equity GP V L.P.
                                           c/o Providence Equity Partners Inc.
                                           50 Kennedy Plaza, 18th Floor
                                           Providence, Rhode Island, 02903

Issuer Name and Ticker or Trading Symbol:  Education Management Corporation
                                           (EDMC)

Relationship of Joint Filer to Issuer:     10% Owner

Date of Event Requiring Statement:         10/1/2009

Designated Filer:                          Providence Equity Partners V L.L.C.


PROVIDENCE EQUITY GP V L.P.

By: Providence Equity Partners V L.L.C., its sole general partner



/s/ Paul Salem
----------------------------------------------        --------------------------
Name: Paul Salem                                           Date: 10/1/2009
Title: Class A Member

Name and Address of Reporting Person:      Providence Equity Partners V-A L.P.
                                           c/o Providence Equity Partners Inc.
                                           50 Kennedy Plaza, 18th Floor
                                           Providence, Rhode Island, 02903

Issuer Name and Ticker or Trading Symbol:  Education Management Corporation
                                           (EDMC)

Relationship of Joint Filer to Issuer:     10% Owner

Date of Event Requiring Statement:         10/1/2009

Designated Filer:                          Providence Equity Partners V L.L.C.



PROVIDENCE EQUITY PARTNERS V-A L.P.

By: Providence Equity GP V L.P., its sole general partner

By: Providence Equity Partners V L.L.C., its sole general partner


/s/ Paul Salem
----------------------------------------------        --------------------------
Name: Paul Salem                                           Date: 10/1/2009
Title: Class A Member

Name and Address of Reporting Person:      Providence Equity Partners IV L.P.
                                           c/o Providence Equity Partners Inc.
                                           50 Kennedy Plaza, 18th Floor
                                           Providence, Rhode Island, 02903

Issuer Name and Ticker or Trading Symbol:  Education Management Corporation
                                           (EDMC)

Relationship of Joint Filer to Issuer:     10% Owner

Date of Event Requiring Statement:         10/1/2009

Designated Filer:                          Providence Equity Partners V L.L.C.


PROVIDENCE EQUITY PARTNERS IV L.P.

By: Providence Equity GP IV L.P., its sole general partner

By: Providence Equity Partners IV L.L.C., its sole general partner


/s/ Paul Salem
----------------------------------------------        --------------------------
Name: Paul Salem                                           Date: 10/1/2009
Title: Class A Member

Name and Address of Reporting Person:      Providence Equity GP IV L.P.
                                           c/o Providence Equity Partners Inc.
                                           50 Kennedy Plaza, 18th Floor
                                           Providence, Rhode Island, 02903

Issuer Name and Ticker or Trading Symbol:  Education Management Corporation
                                           (EDMC)

Relationship of Joint Filer to Issuer:     10% Owner

Date of Event Requiring Statement:         10/1/2009

Designated Filer:                          Providence Equity Partners V L.L.C.


PROVIDENCE EQUITY GP IV L.P.

By: Providence Equity Partners IV L.L.C., its sole general partner


/s/ Paul Salem
----------------------------------------------        --------------------------
Name: Paul Salem                                           Date: 10/1/2009
Title: Class A Member

Name and Address of Reporting Person:      Providence Equity Partners IV L.L.C.
                                           c/o Providence Equity Partners Inc.
                                           50 Kennedy Plaza, 18th Floor
                                           Providence, Rhode Island, 02903

Issuer Name and Ticker or Trading Symbol:  Education Management Corporation
                                           (EDMC)

Relationship of Joint Filer to Issuer:     10% Owner

Date of Event Requiring Statement:         10/1/2009

Designated Filer:                          Providence Equity Partners V L.L.C.


PROVIDENCE EQUITY PARTNERS IV L.L.C.


/s/ Paul Salem
----------------------------------------------        --------------------------
Name: Paul Salem                                           Date: 10/1/2009
Title: Class A Member

Name and Address of Reporting Person:      Providence Equity Operating
                                            Partners IV L.P.
                                           c/o Providence Equity Partners Inc.
                                           50 Kennedy Plaza, 18th Floor
                                           Providence, Rhode Island, 02903

Issuer Name and Ticker or Trading Symbol:  Education Management Corporation
                                           (EDMC)

Relationship of Joint Filer to Issuer:     10% Owner

Date of Event Requiring Statement:         10/1/2009

Designated Filer:                          Providence Equity Partners V L.L.C.



PROVIDENCE EQUITY OPERATING PARTNERS IV L.P.

By: Providence Equity GP IV L.P., its sole general partners

By: Providence Equity Partners IV L.L.C., its sole general partner


/s/ Paul Salem
----------------------------------------------        --------------------------
Name: Paul Salem                                           Date: 10/1/2009
Title: Class A Member

Name and Address of Reporting Person:      PEP EDMC L.L.C.
                                           c/o Providence Equity Partners Inc.
                                           50 Kennedy Plaza, 18th Floor
                                           Providence, Rhode Island, 02903

Issuer Name and Ticker or Trading Symbol:  Education Management Corporation
                                           (EDMC)

Relationship of Joint Filer to Issuer:     10% Owner

Date of Event Requiring Statement:         10/1/2009

Designated Filer:                          Providence Equity Partners V L.L.C.




/s/ Paul Salem
----------------------------------------------        --------------------------
Name: Paul Salem                                           Date: 10/1/2009
Title: Senior Managing Director and
       Executive Vice President







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